Exhibit 10.61

This instrument was prepared by: Jason Berne, Esq. Bryan Cave Leighton Paisner LLP 161 N. Clark, Suite 4300 Chicago, IL 60601 Phone: (312) 602-5000	After recording return to: Rebecca Floren Bryan Cave Leighton Paisner LLP 161 N. Clark, Suite 4300 Chicago, IL 60601 Phone: (312) 602-5000

THIRD AMENDMENT TO ILLINOIS FUTURE ADVANCE REAL ESTATE MORTGAGE

This Third Amendment to Illinois Future Advance Real Estate Mortgage (the “Third Amendment”), dated as of December 20, 2019, is entered into by and between PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (the “Mortgagor”), and COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1ST FARM CREDIT SERVICES, PCA (the “Mortgagee”).

WHEREAS, the Mortgagor and the Mortgagee have entered into that certain Illinois Future Advance Real Estate Mortgage dated December 15, 2016 (as the same may from time to time be amended, restated, modified or otherwise supplemented, the “Mortgage”) and recorded on December 19, 2016 in the real estate or mortgage records of Tazewell County, Illinois as Document No. 201600020386;

WHEREAS, the Mortgagor and the Mortgagee have amended the Mortgage pursuant to: (i) that certain Amendment to Illinois Future Advance Real Estate Mortgage dated March 1, 2017 (the “First Amendment”) and recorded on March 29, 2017 in the real estate or mortgage records of Tazewell County, Illinois as Document No. 201700004376 and (ii) that certain Second Amendment to Illinois Future Advance Real Estate Mortgage dated March 20, 2019 (the “Second Amendment”) and recorded on April 4, 2019 in the real estate or mortgage records of Tazewell County, Illinois as Document No. 201900003825;

WHEREAS, Mortgagor, Mortgagee and CoBank, ACB are parties to a Credit Agreement dated as of December 15, 2016, (as amended, restated, supplemented or otherwise modified from time to time) including by that certain Amendment No. 7 to the Credit Agreement and Waiver (the “PEP Amendment”) of even date herewith;

WHEREAS, ILLINOIS CORN PROCESSING, LLC, a Illinois limited liability company organized under the laws of Delaware and affiliate of Mortgagor (“ICP”), Mortgagee and CoBank, ACB are parties to a Credit Agreement dated as of September 15, 2017, (as amended, restated, supplemented or otherwise modified from time to time (the “ICP Credit Agreement”) including by that certain Amendment No. 1 to Credit Agreement and Waiver (the “ICP Amendment”) of even date herewith.

WHEREAS, in connection with the PEP Amendment and the ICP Amendment, Mortgagor executed a Guaranty even dated herewith (the “ICP Guaranty”) in favor of the Mortgage, guarantying, among other things, ICP’s Obligations as such term is defined under the ICP Credit Agreement;

WHEREAS, the Mortgagor has requested that the Mortgage be further amended as herein provided; and

WHEREAS, the Mortgagee is willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

1. The definition of “Obligations” contained in Section 1.01 of the Mortgage is hereby amended by deleting the first sentence of the definition in its entirety and replacing it with the following:

“Obligations shall mean;

(i)  all Obligations (as such term is defined in that certain Credit Agreement dated as of December 15, 2016, by and among the Mortgagor, the Mortgagee, and CoBank, ACB) and all other indebtedness and other obligations of the Mortgagor to the Mortgagee and CoBank, ACB of every type and description, whether now or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including without limitation, all future advances, future obligations, indebtedness under all loans, advances and other extensions of credit made to or for the account of the Mortgagor, including, without limitation, the promissory note(s) that are more particularly identified on Exhibit “B” hereto (as such promissory notes may be amended, restated, modified, supplemented, replaced, refinanced, or renewed from time to time), and including, without limitation, obligations under Interest Rate Agreements (as defined below), and all covenants, agreements, and provisions contained in this Mortgage and in any of the Credit Agreements, and

(ii)  all Obligations (as such term is defined in that certain Guaranty dated as of December 20, 2019, executed by the Mortgagor in favor of the Mortgagee and CoBank, ACB) (the “PEP Guaranty”); provided that, upon payment in full of the Guaranteed Amount (as defined in the PEP Guaranty), this clause (ii) shall be automatically deleted and thereafter, the defined term “Obligations” as set forth herein shall mean as defined in above clause (i), and the promissory notes referenced on Exhibit B shall only include those promissory notes made by Mortgagor.”

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2. Exhibit B of the Mortgage is hereby amended by deleting it in its entirety and replacing it with Exhibit B attached hereto.

3. The Mortgage, as amended hereby, continues to serve as security for all past, current and future Obligations (as defined above) of every kind and nature which currently exist or may exist in the future.

4. This Third Amendment shall not be construed as a novation of the promissory note(s) or other obligations secured by the Mortgage.

5. All terms and conditions of the Mortgage shall remain in full force and effect except as amended by this Third Amendment, and in all other respects are fully confirmed and ratified, and the Mortgage shall continue as a lien upon all the real property described in Exhibit A attached hereto and Exhibit A to the Mortgage.

6. This Third Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision term or condition of the Mortgage.

7. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[Signatures follow on next page.]

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IN WITNESS WHEREOF, Pacific Ethanol Pekin, LLC, as Mortgagor, has caused this Third Amendment to be signed in its name, all as of the day and year first above written.

Pacific Ethanol Pekin, LLC, Mortgagor

By:	/s/ Michael Kramer
Printed Name:	Michael Kramer
Title:	Vice President & Treasurer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF California	)
COUNTY OF SACRAMENTO	)

On December 26, 2019 before me, Nicole C. McClure, Notary Public, personally appeared Michael Kramer, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/ Nicole C. McClure	(seal)

[Amendment to Mortgage Signature Page]

LENDER:

COMPEER FINANCIAL, PCA

By:	/s/ Kevin Buente
Name:	Kevin Buente
Title:	Principal Credit Officer

STATE OF ILLINOIS	)
)
COUNTY OF DUPAGE	)

The foregoing instrument was acknowledged before me this 26th day of December, 2019, by Kevin Buente, as Principal Credit Officer of Compeer Financial, PCA, a federally-chartered instrumentality of the United States.

Witness my hand and official seal.

(SEAL)

By:	/s/ Colleen Besic
Notary Public: State of Illinois

My commission expires: 7-19-20

[Amendment to Mortgage Signature Page]

EXHIBIT A -- REAL PROPERTY

1. Legal descriptions of real property in which the Mortgagor has a fee estate:

TRACT I

LOT 5 AND PART OF LOTS 3, 4, 7, 10 AND 11 IN THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4, AS SHOWN IN PLAT BOOK "C", PAGE 57 OF THE TAZEWELL COUNTY RECORDER'S OFFICE, AND LOTS 1, 2, 3 AND 5 IN THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF FRACTIONAL SECTION 3, AS SHOWN IN PLAT BOOK "A", PAGE 40, OF THE TAZEWELL COUNTY RECORDER'S OFFICE, AND LOTS 35 AND 38, AND PART OF LOTS 24, 27 AND 34 OF THE WEST HALF OF FRACTIONAL SECTION 3, AS SHOWN IN PLAT BOOK "B", PAGE 58, IN THE TAZEWELL COUNTY RECORDER'S OFFICE, ALL IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID FRACTIONAL SECTION 3; THENCE NORTH 00°-22'-40" WEST ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 499.39 FEET TO THE INTERSECTION WITH THE NORTHEASTERLY RIGHT-OF-WAY LINE OF DISTILLERY ROAD, BEING THE PLACE OF BEGINNING; THENCE SOUTH 45°-49'-35" EAST ALONG SAID NORTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 491.47 FEET TO A POINT 35.5 FEET PERPENDICULAR DISTANCE FROM THE CENTERLINE OF THE MAIN TRACK OF CHICAGO AND ILLINOIS MIDLAND RAILWAY COMPANY; THENCE NORTH 38°-36'-18" EAST PARALLEL WITH SAID CENTERLINE OF MAIN TRACK, A DISTANCE OF 1474.59 FEET TO THE NORTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID FRACTIONAL SECTION 3; THENCE SOUTH 89°-31'-30" EAST ALONG AFOREMENTIONED LINE, A DISTANCE OF 13.39 FEET TO A POINT 25.0 FEET PERPENDICULAR DISTANCE FROM SAID CENTERLINE OF MAIN TRACK; THENCE NORTH 38°-36'-18" EAST PARALLEL WITH SAID CENTERLINE OF MAIN TRACK, A DISTANCE OF 397.27 FEET; THENCE NORTH 31°-55'-12" EAST, A DISTANCE OF 179.64 FEET; THENCE NORTH 19°-17'-36" EAST, A DISTANCE OF 387.34 FEET; THENCE NORTH 25°-24'-03" EAST, A DISTANCE OF 56.24 FEET; THENCE NORTH 19°-26'-57" EAST, A DISTANCE OF 999.63 FEET; THENCE NORTH 06°-30'-57" EAST, A DISTANCE OF 270.34 FEET TO A POINT ON THE NORTHERNMOST LINE OF SAID LOT 27; THENCE NORTH 89°-56'-24" WEST ALONG SAID NORTHERNMOST LINE A DISTANCE OF 218.01 FEET TO THE EAST LINE OF SAID LOT 24; THENCE SOUTH 00°-03'-36" WEST ALONG THE EAST LINE OF SAID LOT 24, A DISTANCE OF 60.00 FEET TO THE SOUTHEAST CORNER OF SAID LOT 24; THENCE NORTH 89°-56'-24" WEST ALONG THE SOUTH LINE OF SAID LOT 24, A DISTANCE OF 218.78 FEET TO THE NORTHEAST CORNER OF LOT 1 OF SAID LOT 27 AS SHOWN IN PLAT BOOK "G", PAGE 84, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE SOUTH 41°-12'-26" WEST ALONG THE SOUTHEASTERLY LINE OF SAID LOT A OF LOT 27, A DISTANCE OF 181.82 FEET; THENCE NORTH 48°-00'-45" WEST A DISTANCE OF 479.50 FEET TO A POINT ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH FRONT STREET; THENCE SOUTH 41°-12'-26" WEST ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1204.58 FEET; THENCE SOUTH 39°-18"-41" WEST ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 345.02 FEET; THENCE SOUTH 29°-45'-52" WEST ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1609.32 FEET TO THE INTERSECTION WITH THE NORTHEASTERLY RIGHT-OF-WAY LINE OF DISTILLERY ROAD; THENCE SOUTH 57°-54'-35" EAST ALONG SAID NORTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 250.93 FEET; THENCE CONTINUING SOUTHEASTERLY ALONG SAID

NORTHEASTERLY RIGHT-OF-WAY LINE, ON A CURVE TO THE RIGHT HAVING A RADIUS OF 1449.19 FEET FOR AN ARC DISTANCE OF 305.63 FEET, AND A CHORD OF SOUTH 51°-52'-05" EAST, A DISTANCE OF 305.06 FEET; THENCE SOUTH 45°-49'-35" EAST ALONG SAID NORTHEASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 183.44 FEET TO THE PLACE OF BEGINNING.

TRACT II

A PART OF LOT 10 OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4, AS SHOWN IN PLAT BOOK "B", PAGE 57, OF THE TAZEWELL COUNTY RECORDER'S OFFICE, TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF SAID FRACTIONAL SECTION 4; THENCE SOUTH 89°-29'-14" WEST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 458.50 FEET TO THE SOUTHEAST CORNER OF SAID LOT 10, SAID CORNER OF LOT 10 BEING ALSO THE PLACE OF BEGINNING; THENCE NORTH 37°-12'-47" EAST ALONG THE SOUTHEASTERLY LINE OF SAID LOT 10, A DISTANCE OF 650.22 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF 33 FEET WIDE DISTILLERY ROAD; THENCE NORTH 45°-49'-35" WEST ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 129.14 FEET; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE ON A CURVE TO THE LEFT HAVING A RADIUS OF 1416.19 FEET FOR AN ARC DISTANCE OF 298.67 FEET, AND A CHORD OF NORTH 51°-52'-05" WEST, A DISTANCE OF 298.11 FEET; THENCE NORTH 57°-54'-35" WEST ALONG SAID RIGHT-OF-WAY, A DISTANCE OF 21.54 FEET; THENCE SOUTH 37°-03'-04" WEST, A DISTANCE OF 1012.87 FEET TO THE SOUTH LINE OF SAID SOUTHEAST QUARTER; THENCE NORTH 89°-29'-14" EAST ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 562.42 FEET TO THE PLACE OF BEGINNING.

TRACT III

LOTS 1 AND 2, AND PART OF LOTS 3 AND 6 OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4 AS SHOWN IN PLAT BOOK "B", PAGE 57, OF THE TAZEWELL COUNTY RECORDER'S OFFICE, AND LOTS 26, 36 AND 37, AND PART OF LOT 25 OF THE WEST HALF OF FRACTIONAL SECTION AS SHOWN IN PLAT BOOK "B", PAGE 58, OF THE TAZEWELL COUNTY RECORDER'S OFFICE ALL IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4; THENCE NORTH 00°-22'-40" WEST ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 2079.16 FEET TO THE INTERSECTION WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SOUTH FRONT STREET, BEING THE PLACE OF BEGINNING; THENCE NORTH 29°-45'-52" EAST ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 290.38 FEET; THENCE NORTH 41°-12'-26" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1613.87 FEET; THENCE NORTH 48°-48'-45" WEST, A DISTANCE OF 160.70 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 25; THENCE SOUTH 50°-35'-38" WEST ALONG SAID LINE OF LOT 25, A DISTANCE OF 397.75 FEET; THENCE SOUTH 40°-27'-47" WEST ALONG THE NORTHWESTERLY LINES OF SAID LOTS 25 AND 26, A DISTANCE OF 726.00 FEET; THENCE SOUTH 44°-45'-52" WEST ALONG THE NORTHWESTERLY LINES OF SAID LOTS 26 AND 36, A DISTANCE OF 441.54 FEET TO THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID FRACTIONAL SECTION 4, SAID

POINT BEING ALSO THE NORTHERLY CORNER OF LOT 1 OF SAID SOUTHEAST QUARTER; THENCE SOUTH 39°-14'-11" WEST ALONG THE NORTHWESTERLY LINES OF SAID LOTS 1 AND 2, A DISTANCE OF 719.06 FEET TO THE SOUTHWEST CORNER OF SAID LOT 2; THENCE SOUTH 42°-14'-11" WEST ALONG THE NORTHWESTERLY LINE OF SAID LOT 3, A DISTANCE OF 330.00 FEET TO THE WESTERNMOST CORNER OF SAID LOT 3, BEING ALSO THE NORTHERNMOST CORNER OF SAID LOT 6 AND FURTHER KNOWN AS WILKEY CORNER; THENCE SOUTH 46°-59'-11" WEST ALONG THE NORTHWESTERLY LINE OF SAID LOT 6, A DISTANCE OF 200.00 FEET; THENCE SOUTH 87°-04'-48" EAST, A DISTANCE OF 214.55 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 6; THENCE SOUTH 24°-46'-48" EAST ALONG SAID LINE OF LOT 6, A DISTANCE OF 35.60 FEET TO THE CENTERLINE OF A RAILROAD EASEMENT AS RECORDED IN BOOK 229, PAGE 72, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE SOUTH 46°-54'-36" EAST, A DISTANCE OF 263.31 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SOUTH FRONT STREET; THENCE NORTH 29°-45'-52" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 814.59 FEET TO THE PLACE OF BEGINNING.

AREA "A"

A PART OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4, TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERNMOST CORNER OF LOT 6 AS SHOWN IN PLAT BOOK "B", PAGE 57, OF THE TAZEWELL COUNTY RECORDER'S OFFICE; THENCE SOUTH 46°-59'-11" WEST ALONG THE NORTHWESTERLY LINE OF SAID LOT 6, A DISTANCE OF 200.00 FEET; THENCE NORTH 43°-00'-49" WEST PERPENDICULAR TO THE SAID NORTHWESTERLY LINE TO THE THREAD OF THE ILLINOIS RIVER; THENCE NORTHEASTERLY ALONG THE THREAD OF THE ILLINOIS RIVER, TO THE INTERSECTION WITH THE EXTENSION (TO THE NORTHWEST) OF THE NORTHEASTERLY LINE OF SAID LOT 6; THENCE SOUTHEASTERLY ALONG PREVIOUSLY MENTIONED LINE OF EXTENSION TO THE PLACE OF BEGINNING.

EXCEPTING FROM TRACT 1 AFORESAID THE FOLLOWING DESCRIBED PARCEL:

A PART OF LOTS 10 AND 11 OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4 AND OF LOTS 2, 3 AND 5 OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF FRACTIONAL SECTION 3 ALL IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 3, THENCE NORTH 00°-22'-40" WEST ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 499.39 FEET TO THE NORTHERLY LINE OF DISTILLERY ROAD; THENCE SOUTH 45°-49'-35" EAST ALONG THE NORTH LINE OF DISTILLERY ROAD, A DISTANCE OF 21.54' TO THE PLACE OF BEGINNING, THENCE CONTINUING ALONG SAID NORTH LINE, A DISTANCE OF 288.79 FEET; THENCE NORTH 36°-37'-57" EAST, A DISTANCE OF 126.02 FEET; THENCE NORTH 53°-22'-03" WEST, A DISTANCE OF 28.55 FEET; THENCE NORTH 36°-37'-57" EAST, A DISTANCE OF 40.00 FEET; THENCE NORTH 53°-22'-03" WEST, A DISTANCE OF 82.54 FEET TO THE MONUMENTED (EAST-2000) GRID LINE FOR CONSTRUCTION OF 1980; THENCE SOUTH 36°-37'-57" WEST ALONG SAID GRID LINE, A DISTANCE OF 28.59 FEET; THENCE NORTH 53°-13'-55" WEST FOLLOWING THE LINE OF THE SOUTHERLY SIDE OF BUILDING #29, A DISTANCE OF 86.58 FEET TO THE SOUTHWESTERLY CORNER OF BUILDING #29; THENCE NORTH 36°-41'-43" EAST ALONG THE WESTERLY SIDE OF BUILDING #29, A DISTANCE OF 146.15 FEET TO THE NORTHWESTERLY CORNER OF BUILDING #29; THENCE SOUTH 53°-21'-21" EAST

FOLLOWING THE LINE OF THE NORTHERLY SIDE OF BUILDING #29, A DISTANCE OF 86.42 FEET TO SAID GRID LINE; THENCE NORTH 36°-37'-57" EAST ALONG SAID GRID LINE, A DISTANCE OF 369.80 FEET; THENCE NORTH 53°-10'-21" WEST, A DISTANCE OF 74.00 FEET; THENCE SOUTH 36°-43'-22" WEST, A DISTANCE OF 59.26 FEET TO THE INTERSECTION WITH THE EXTENSION OF THE SOUTHWESTERLY SIDE OF BUILDING #3; THENCE NORTH 53°-00'-54" WEST FOLLOWING THE LINE OF THE SOUTHWESTERLY SIDE OF BUILDING #3, A DISTANCE OF 123.23 FEET TO THE SOUTHWESTERLY CORNER OF BUILDING #3; THENCE NORTH 47°-45'-13" WEST, A DISTANCE OF 103.19 FEET; THENCE NORTH 53°-22'-07" WEST, A DISTANCE OF 430.00 FEET; THENCE SOUTH 36°-37'-57" WEST, A DISTANCE OF 536.32 FEET TO THE NORTHERLY LINE OF DISTILLERY ROAD; THENCE SOUTH 57°-54'-35" EAST ALONG SAID NORTHERLY LINE, A DISTANCE OF 46.80 FEET; THENCE CONTINUING SOUTHEASTERLY ALONG SAID NORTHERLY LINE, ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 1449.19 FEET, FOR AN ARC DISTANCE OF 305.63 FEET (WHICH HAS A CHORD OF SOUTH 51°-52'-05" EAST, A DISTANCE OF 305.06 FEET); THENCE SOUTH 45°-49'-35" EAST ALONG SAID NORTH LINE, A DISTANCE OF 36.32 FEET; THENCE NORTH 36°-32'-53" EAST ALONG THE CENTERLINE OF A RAILROAD TRACK, A DISTANCE OF 379.60 FEET; THENCE SOUTH 53°-23'-24" EAST, A DISTANCE OF 82.72 FEET; THENCE SOUTH 36°-22'-20" WEST, A DISTANCE OF 40.98 FEET; THENCE SOUTH 00°-09'-51" WEST, A DISTANCE OF 120.77 FEET; THENCE SOUTH 22°-17'-31" WEST, A DISTANCE OF 46.75 FEET; THENCE SOUTH 36°-14'-27" WEST, A DISTANCE OF 218.38 FEET TO THE NORTH LINE OF DISTILLERY ROAD, BEING ALSO THE PLACE OF BEGINNING.

AND EXCEPTING FROM TRACT III AFORESAID THE FOLLOWING TWO TRACTS:

A PART OF PARCEL 3 IN THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AS SHOWN BY PLAT OF SURVEY RECORDED ON PAGE 99 OF PLAT BOOK "A" IN THE RECORDERS OFFICE OF SAID COUNTY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE WESTERNMOST CORNER OF SAID PARCEL 3, SAID WESTERN MOST CORNER BEING AN IRON PIN IN THE CENTERLINE OF THE C.C.C. AND ST. L. R.R.'S TRACK INTO AMERICAN DISTILLING COMPANY; THENCE NORTH 43°-09' EAST ALONG THE NORTHWESTERLY LINE OF SAID PARCEL 3 AND THE CENTERLINE OF SAID TRACK FOR A DISTANCE OF 371.8 FEET TO THE PLACE OF BEGINNING: FROM SAID PLACE OF BEGINNING CONTINUING NORTH 43°-09' EAST ALONG SAID NORTHWESTERLY LINE A DISTANCE OF 317 FEET; THENCE SOUTH 46°-51' EAST FOR A DISTANCE OF 100.25 FEET, MORE OR LESS, TO THE WESTERLY LINE OF SOUTH FRONT STREET; THENCE SOUTH 29°-43' WEST ALONG SAID WESTERLY LINE OF SOUTH FRONT STREET, A DISTANCE OF 325.92 FEET; THENCE NORTH 46°-51' WEST, A DISTANCE OF 175.96 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING; AND A PART OF PARCEL 4 IN THE SOUTHEAST QUARTER OF SECTION 4, TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AS SHOWN BY PLAT OF SURVEY RECORDED ON PAGE 99 OF PLAT BOOK "A" IN THE RECORDERS OFFICE OF SAID COUNTY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHERNMOST CORNER OF SAID PARCEL 4, SAID SOUTHERNMOST CORNER BEING THE WESTERN MOST CORNER OF PARCEL 3 SHOWN ON THE SAME PLAT OF SURVEY AND AN IRON PIN IN THE CENTERLINE OF THE C.C.C. AND ST. L. R.R. TRACK INTO AMERICAN DISTILLING COMPANY; THENCE NORTH 43°-09' EAST ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL 4 AND THE CENTERLINE OF SAID TRACK FOR A DISTANCE OF 141 FEET TO THE PLACE OF BEGINNING: FROM THE PLACE OF BEGINNING CONTINUING NORTH 43°-09' EAST ALONG SAID SOUTHEASTERLY LINE, A DISTANCE OF 159 FEET; THENCE NORTH 46°-51' WEST, A DISTANCE OF 186.96 FEET, MORE OR LESS, TO THE MEANDER LINE

ALONG THE ILLINOIS RIVER; THENCE SOUTH 42°-14'-48" WEST ALONG SAID MEANDER LINE, A DISTANCE OF 159.02 FEET; THENCE SOUTH 46°-51' EAST, A DISTANCE OF 184.45 FEET, MORE OR LESS, TO THE PLACE OF BEGINNING.

TRACT IV

A PART OF LOTS 10 AND 11 OF THE SOUTHEAST QUARTER OF FRACTIONAL SECTION 4 AND OF LOTS 2, 3, AND 5 OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF FRACTIONAL SECTION 3 ALL IN TOWNSHIP 24 NORTH, RANGE 5 WEST OF THE THIRD PRINCIPAL MERIDIAN, IN TAZEWELL COUNTY, ILLINOIS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 3; THENCE NORTH 00 DEGREES 22 MINUTES 40 SECONDS WEST ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, A DISTANCE OF 499.39 FEET TO THE NORTHERLY LINE OF DISTILLERY ROAD; THENCE SOUTH 45 DEGREES 49 MINUTES 35 SECONDS EAST ALONG THE NORTH LINE OF DISTILLERY ROAD; A DISTANCE OF 21.54 FEET TO THE PLACE OF BEGINNING; THENCE CONTINUING ALONG SAID NORTH LINE, A DISTANCE OF 288.79 FEET; THENCE NORTH 36 DEGREES 37 MINUTES 57 SECONDS EAST A DISTANCE OF 126.02 FEET; THENCE NORTH 53 DEGREES 22 MINUTES 03 SECONDS WEST, A DISTANCE OF 28.55 FEET; THENCE NORTH 36 DEGREES 37 MINUTES 57 SECONDS EAST, A DISTANCE OF 40.00 FEET; THENCE NORTH 53 DEGREES 22 MINUTES 03 SECONDS WEST, A DISTANCE OF 82.54 FEET TO THE MONUMENTED (EAST-2000) GRID LINE FOR CONSTRUCTION OF 1980; THENCE SOUTH 36 DEGREES 37 MINUTES 57 SECONDS WEST ALONG SAID GRID LINE, A DISTANCE OF 28.59 FEET; THENCE NORTH 53 DEGREES 13 MINUTES 55 SECONDS WEST FOLLOWING THE LINE OF THE SOUTHERLY SIDE OF BUILDING #29, A DISTANCE OF 86.58 FEET TO THE SOUTHWESTERLY CORNER OF BUILDING #29, THENCE NORTH 36 DEGREES 41 MINUTES 43 SECONDS EAST ALONG THE WESTERLY SIDE OF BUILDING #29, A DISTANCE OF 146.15 FEET TO THE NORTHWESTERLY CORNER OF BUILDING #29, THENCE SOUTH 53 DEGREES 21 MINUTES 21 SECONDS EAST FOLLOWING THE LINE OF THE NORTHERLY SIDE OF BUILDING #29, A DISTANCE OF 86.42 FEET TO SAID GRID LINE, THENCE NORTH 36 DEGREES 37 MINUTES 57 SECONDS EAST ALONG SAID GRID LINE, A DISTANCE OF 369.80 FEET; THENCE NORTH 53 DEGREES 10 MINUTES 21 SECONDS WEST, A DISTANCE OF 74.00 FEET; THENCE SOUTH 36 DEGREES 43 MINUTES 22 SECONDS WEST, A DISTANCE OF 59.26 FEET TO THE INTERSECTION WITH THE EXTENSION OF THE SOUTHWESTERLY SIDE OF BUILDING #3; THENCE NORTH 53 DEGREES 00 MINUTES 54 SECONDS WEST FOLLOWING THE LINE OF THE SOUTHWESTERLY SIDE OF BUILDING #3, A DISTANCE OF 123.23 FEET TO THE SOUTHWESTERLY CORNER OF BUILDING #3; THENCE NORTH 47 DEGREES 45 MINUTES 13 SECONDS WEST, A DISTANCE OF 103.19 FEET; THENCE NORTH 53 DEGREES 22 MINUTES 07 SECONDS WEST, A DISTANCE OF 430.00 FEET; THENCE SOUTH 36 DEGREES 37 MINUTES 57 SECONDS WEST, A DISTANCE OF 536.32 FEET TO THE NORTHERLY LINE OF DISTILLERY ROAD; THENCE SOUTH 57 DEGREES 54 MINUTES 35 SECONDS EAST ALONG SAID NORTH LINE, A DISTANCE OF 46.80 FEET; THENCE CONTINUING SOUTHEASTERLY ALONG SAID NORTH LINE ON A CURVE TO THE RIGHT HAVING A RADIUS 1449.19 FEET AN ARC DISTANCE OF 305.63 FEET (WHICH HAS A CHORD OF SOUTH 51 DEGREES 52 MINUTES 05 SECONDS EAST, A DISTANCE OF 305.06 FEET); THENCE SOUTH 45 DEGREES 49 MINUTES 35 SECONDS EAST ALONG SAID NORTH LINE, A DISTANCE OF 36.32 FEET; THENCE NORTH 36 DEGREES 32 MINUTES 53 SECONDS EAST ALONG THE CENTER LINE OF A RAILROAD TRACK, A DISTANCE OF 379.60 FEET; THENCE SOUTH 53 DEGREES 23 MINUTES 24 SECONDS EAST, A DISTANCE OF 82.72 FEET, THENCE SOUTH 36 DEGREES 22 MINUTES 20

SECONDS WEST, A DISTANCE OF 40.98 FEET; THENCE SOUTH 00 DEGREES 09 MINUTES 51 SECONDS WEST, A DISTANCE OF 120.77 FEET; THENCE SOUTH 22 DEGREES 17 MINUTES 31 SECONDS WEST, A DISTANCE OF 46.75 FEET; THENCE SOUTH 36 DEGREES 14 MINUTES 27 SECONDS WEST, A DISTANCE OF 218.38 FEET TO THE NORTH LINE OF DISTILLERY ROAD BEING ALSO THE PLACE OF BEGINNING.

TRACT IV ABOVE BEING THE SAME LAND CONVEYED FROM CPC INTERNATIONAL, INC., TO PEKIN ENERGY COMPANY BY WARRANTY DEED DATED DECEMBER 16, 1980, RECORDED MAY 4, 1981 IN BOOK 2471, AT PAGE 278.

BEING THE SAME TRACT OF LAND DESCRIBED IN A TITLE REPORT PREPARED BY COMMONWEALTH LAND TITLE INSURANCE COMPANY, COMMITMENT NO. 15-001017 DATED JULY 13, 2015.

Property Address: 1300 S. Second Street, Pekin, Illinois

Permanent Index Numbers: 04-10-03-100-005;
04-10-03-100-006;
04-10-03-300-001;
04-10-03-300-002;
04-10-03-300-004;
04-10-04-400-001;
04-10-04-400-006;
04-10-04-400-009;
04-10-04-400-010;
04-10-04-400-011;
04-10-04-400-013; and
50-99-47-104-002.

[Amendment to Mortgage Signature Page]

EXHIBIT B

The “Obligations” as described in the Definitions section above include without limitation the following promissory note(s):

a)	That certain Term Note made by Mortgagor in favor of Mortgagee, dated December 15, 2016, in the principal amount of $64,000,000, as amended and restated on March 30, 2018, in the principal sum of $64,000,000, as amended and restated on March 20, 2019 in the principal amount of $64,000,000, as amended and restated on December 20, 2019, in the principal amount of $39,500,000, as such note may be amended, modified or restated from time to time.

b)	That certain Revolving Term Note made by Mortgagor in favor of Mortgagee, dated December 15, 2016, in the principal amount of $32,000,000, as amended and restated on March 20, 2019 in the principal amount of $32,000,000, as amended and restated on December 20, 2019, in the principal amount of $32,000,000, as such note may be amended, modified or restated from time to time.

c)	That certain Term Note made by ICP in favor of Mortgagee, dated September 15, 2017, in the principal amount of $24,000,000, as amended and restated on December 20, 2019, in the principal amount of $12,000,000, as such note may be amended, modified or restated from time to time.

d)	That certain Revolving Term Note made by ICP in favor of Mortgagee, dated September 15, 2017, in the principal amount of $18,000,000, as amended and restated on December 20, 2019, in the principal amount of $18,000,000, as such note may be amended, modified or restated from time to time.

B-1